SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

September 7, 2007
Date of Report
(Date of Earliest Event Reported)

Commission File No. 0-29935

Crown Equity Holdings Inc.
(Exact name of Registrant as specified in its charter)

Nevada, USA	33-0677140
(State of Incorporation)	(IRS Employer Identification No.)

9680 W Tropicana, Suite 110-117, Las Vegas, NV 89147
(Address of principal executive offices)(Zip Code)

Company's telephone number, including area code: (702) 425-1725

ITEM 7.01 FD Disclosure

(a) The Company filed a press release on September 7, 2007, a copy of which is attached hereto as an exhibit.

(b)  The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99(ii)*	September 7, 2007 Press Release

__________________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

September 10, 2007	CROWN EQUITY HOLDINGS INC.

/s/ Claudia Zaman
Claudia Zaman, CEO